UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

December 17, 2010

TNP Strategic Retail Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-154975	90-0413866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Main Street, Suite 700

Irvine, California 92614

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 833-8252

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

New Credit Facility

On December 17, 2010, subsidiaries of TNP Strategic Retail Trust, Inc. (the “Company”), TNP SRT Secured Holdings, LLC (“TNP SRT Holdings”), a wholly-owned subsidiary of TNP Strategic Retail Operating Partnership, LP (the “Operating Partnership”), and TNP SRT Moreno Marketplace, LLC (“TNP SRT Moreno”) and TNP SRT San Jacinto, LLC (“TNP SRT San Jacinto,” and together with TNP SRT Holdings and TNP SRT Moreno, the “Borrower”), each a wholly-owned subsidiary of TNP SRT Holdings, entered into a revolving credit agreement (the “Credit Agreement”) with KeyBank National Association (“Keybank”), as administrative agent for the lenders named in the Credit Agreement, and KeyBanc Capital Markets, Inc., as lead bookrunner and lead arranger, to establish a revolving credit facility with an initial maximum aggregate commitment of $35,000,000 (as adjusted, the “Facility Amount”). The credit facility consists of an A tranche (“Tranche A”) with an initial aggregate commitment of $25 million and a B tranche (“Tranche B”) with an initial aggregate commitment of $10 million. As of February 15, 2011, or sooner as requested by Borrower, the aggregate commitment of Tranche A will increase to $30 million so long as the aggregate commitment of Tranche B is reduced to $5 million. On June 30, 2011, or such earlier date as requested by Borrower (the “Tranche B Maturity Date”), the aggregate commitment of Tranche A will increase to $35 million and the aggregate commitment of Tranche B will reduce to zero and terminate. From the Tranche B Maturity Date through a date that is 18 months following the earlier to occur of May 15, 2011 or the Tranche B Maturity Date and the repayment of all Tranche B borrowings, Borrower will have the right, subject to certain conditions, to request that the Facility Amount be increased, in minimum increments of $5 million, by up to $115 million in the aggregate, for a maximum Facility Amount of up to $150 million (the “Maximum Commitment”). Borrower may reduce the Facility Amount at any time, subject to certain conditions, in minimum increments of $5 million, provided that in no event may the Facility Amount be less than $20 million, unless the commitments are reduced to zero and terminated. If Borrower exercises its option to make any such reduction in the Facility Amount, Borrower will no longer have the option to increase the Facility Amount up to the Maximum Commitment as described above. The proceeds of the revolving credit facility may be used by Borrower for acquisitions, acquisition fees and expenses, development and enhancement of real property, debt refinancing, capital and tenant improvements and working capital, subject to the Credit Agreement’s covenants regarding use of loan proceeds and the requirement that, as a condition to any borrowing, KeyBank must approve the acquisition of real property or other investment to be made with the proceeds of the borrowing.

The entire unpaid principal balance of all borrowings under Tranche A and all accrued and unpaid interest thereon will be due and payable in full on December 17, 2013 (the “Initial Tranche A Maturity Date”), provided that the Tranche A maturity date may be extended to December 17, 2014 if: (1) Borrower delivers written notice of such extension at least 60, but not more than 90, days prior to the Initial Tranche A Maturity Date; (2) there is at the time of the extension no default or event of default under the Credit Agreement; and (3) Borrower pays an extension fee in an amount equal to 0.40% of the aggregate principal amount of borrowings under the credit facility at the time of such extension at least 5 days prior to the Initial Tranche A Maturity Date. The entire unpaid principal balance of all borrowings under Tranche B and all accrued and unpaid interest thereon will be due and payable in full on the Tranche B Maturity Date.

The Borrower may initially elect the tranche and the interest rate for a borrowing under the credit facility. Borrowings under the credit facility will, at Borrower’s election, bear interest at either (1) a rate per annum determined by reference to the greater of (a) the per annum rate publicly announced from time to time by KeyBank as its prime rate in effect and (b) the weighted average of the published rates on overnight Federal funds transactions with members of the Federal Reserve System plus 0.5%, which rate is referred to in the Credit Agreement as “Alternative Base Rate,” or (2) a per annum rate determined by reference to the product of (a) the greater of 2% per annum or a rate per annum equal to the rate for U.S. dollar deposits as shown on Reuters LIBOR01 Page or any successor service (the “LIBO Rate”) multiplied by (b) a fraction, the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) established by the governmental authority to which KeyBank is subject for Eurocurrency funding, which is referred to in the Credit Agreement as “Adjusted LIBO Rate.” Borrower may choose an interest period (one, two or three months) with respect to borrowings at the Adjusted LIBO Rate and, subject to certain conditions, Borrower may convert a borrowing under the credit facility to a different interest rate and, in the case of Adjusted LIBO Rate borrowings, elect the interest period.

Borrowings determined by reference to the Alternative Base Rate bear interest at the lesser of (1) the Alternate Base Rate plus 2.50% per annum in the case of a Tranche A borrowing and 3.25% in the case of a Tranche B borrowing, or (2) the maximum rate of interest permitted by applicable law. Borrowings determined by reference to the Adjusted LIBO Rate bear interest at the lesser of (1) the Adjusted LIBO Rate plus 3.50% per annum in the case of a Tranche A borrowing and 4.25% in the case of a Tranche B borrowing, or (2) the maximum rate of interest permitted by applicable law. Any borrowing, fee or other amount payable by Borrower which is not paid when due, whether at maturity, upon acceleration or otherwise, will bear interest at a rate per annum equal to the lesser of the rate otherwise applicable to such amount as provided pursuant to the Credit Agreement plus 4.0% and the maximum rate of interest permitted by applicable law. All interest calculated under the Credit Agreement will be computed on the basis of a year of 360 days and twelve 30-day months. Borrower may at any time and from time to time prepay, without penalty, any borrowing in whole or in part, upon prior written notice to KeyBank delivered in accordance with the terms of the Credit Agreement. Subject to certain exceptions, Borrower is required to apply one hundred percent (100%) of the net proceeds (as defined in the Credit Agreement) of equity issuances by the Company to prepay Tranche B borrowings. Borrower will pay KeyBank an unused commitment fee which will accrue at 0.45% per annum of the aggregate principal amount of borrowings under the credit facility.

Pursuant to the Credit Agreement, the Borrower, Company, Operating Partnership, Thompson National Properties, LLC, the Company’s sponsor (“TNP”), AWT Family Limited Partnership, a California limited partnership (“AWT”), and Anthony W. Thompson (“Thompson”), as applicable, are required to comply with certain financial covenants, including but not limited to, (1) requirements to deliver audited and unaudited financial statements, SEC filings, tax returns and periodic summaries of the Company’s sales of shares in its ongoing public offering, (2) minimum and maximum limits, as applicable, on the Company’s total leverage ratio, interest coverage ratio, fixed charge coverage ratio, liquidity and tangible net worth and (3) minimum monthly gross proceeds from the Company’s sale of shares in its ongoing public offering. The Credit Agreement also contains customary covenants, including, without limitation, covenants with respect to conduct of business, maintenance of properties and insurance, compliance with laws and environmental matters and covenants limiting or prohibiting the creation of liens, mergers, asset sales, investments, loans, transactions with affiliates and the incurrence of debt. The Credit Agreement also requires that, beginning nine months after the date of the Credit Agreement, (1) Borrower must at all times own at least four separate retail properties (the “Mortgaged Property Pool”) that are subject to a deed of trust or mortgage in favor of KeyBank securing the borrowings under the Credit Agreement and otherwise meet the specifications set forth in the Credit Agreement, and (2) no single property in the Mortgaged Property Pool may have a value equal to or greater than 35% of the aggregate value of all the properties in the Mortgaged Property Pool. As of the effective date of the Credit Agreement, the Mortgaged Property Pool consists of the respective retail properties owned by TNP SRT Moreno and TNP SRT San Jacinto.

The Credit Agreement provides for customary events of default, some with corresponding cure periods, including, without limitation, payment defaults, breaches of covenants, breaches of representations and warranties, bankruptcy and insolvency related defaults, change of control related defaults and cross-defaults to other agreements evidencing indebtedness. Upon an uncured event of default under the Credit Agreement, KeyBank may, at its option, immediately terminate the available commitments under the credit facility and declare that the principal of all borrowings under the credit facility, together with all accrued interest thereon and all fees and other obligations of Borrower, are immediately due and payable in full.

The performance of the obligations of the Borrower under the Credit Agreement is secured by (1) pledges of all of the Company’s, TNP SRT Holding’s, the Operating Partnership’s, and TNP SRT Northgate Plaza Tucson Holdings, LLC’s respective direct and indirect equity ownership interests in, as applicable, Borrower or any subsidiary of Borrower or the Company which, directly or indirectly, owns real property, subject to certain limitations and exceptions, (2) guarantees, granted by TNP, Thompson and AWT (the “Tranche B Guarantors”) on a joint and several basis, of the prompt and full payment of all of the obligations, terms and conditions to be paid, performed or observed with respect to any Tranche B borrowings; (3) guarantees, granted by the Company and the Operating Partnership on a joint and several basis, of the prompt and full payment of all of the obligations, terms and conditions to be paid, performed or observed with respect to the Credit Agreement; (4) a security interest granted in favor of KeyBank with respect to all operating, depository (including without limitation the deposit account used to receive subscription payments for equity interests in the Company (the “Subscription Account”)), escrow and security deposit accounts and all cash management services of Borrower, the Company and the Operating Partnership; and (5) a deed of trust, assignment agreement, security agreement and fixture filing by each of TNP SRT Moreno and TNP SRT San Jacinto, in favor of KeyBank, with respect to the respective retail properties owned by TNP SRT Moreno and TNP SRT San Jacinto. Upon the Tranche B Maturity Date, any and all covenants with respect to the Tranche B Guarantors and related assets shall cease to exist, subject to the survival provisions set forth in the Credit Agreement. Furthermore, Keybank has acknowledged and agreed that its security interest in the Subscription Account is expressly subordinate to the right of subscribers to receive refunds of their subscription payments in the event that their payments are rejected by the Company.

In connection with the guarantees described above, the Borrower has agreed to reimburse TNP, Thompson and AWT for any payments made to KeyBank by TNP, Thompson or AWT pursuant to their respective guarantees. In addition, as consideration for providing a guaranty, the Borrower has paid TNP a one-time fee of $25,000 and has agreed to pay TNP a fee upon the maturity of the credit facility equal to: (x) 0.25% multiplied by (y) the weighted-average amount of borrowings outstanding under the Credit Agreement during the term of the Credit Agreement. In addition, the Borrower has paid AWT a one-time fee of $1,000 as consideration for providing the guaranty.

In connection with the Credit Agreement, Borrower, the Operating Partnership and the Company (collectively, the “Indemnitors”) entered into Environmental and Hazardous Substances Indemnity Agreements (collectively, the “Environmental Indemnities”), pursuant to which the Indemnitors have agreed, on a joint and several basis, to indemnify, defend and hold harmless KeyBank, each lender under the Credit Agreement and their respective subsidiaries and affiliates (collectively, the “Indemnified Parties”), from and against any losses, damages, claims or other liabilities that the Indemnified Parties may suffer or incur as a result of, among other things, (1) the release or threatened release of certain hazardous substances or wastes in, on, above or under the respective retail properties owned by TNP SRT Moreno and TNP SRT San Jacinto, (2) any non-compliance or violation of any environmental laws applicable to the respective retail properties owned by TNP SRT Moreno and TNP SRT San Jacinto and (3) any breach of any representation or warranty or covenant made in the Environmental Indemnities by any Indemnitor.

In connection with the execution of the Credit Agreement, TNP Property Manager, LLC (the “Property Manager”) and TNP Strategic Retail Advisor, LLC (the “Advisor”) entered into a subordination agreement pursuant to which any claims brought by Property Manager or Advisor pursuant to any property management agreement between the Property Manager and the Company or the advisory agreement between the Advisor and the Company (the “Advisory Agreement”) will be subordinate to any and all claims of KeyBank and the other lenders under the Credit Agreement; provided that the subordination is limited to management and advisory fees in excess of 3% of gross revenues. Furthermore, as long as there is no event of default under the Credit Agreement, Borrower may pay amounts due to Property Manager and Advisor.

Upon execution of the Credit Agreement the Company’s existing indebtedness secured by its properties, the Moreno Marketplace and San Jacinto Esplanade Shopping Center, shall be repaid in full with a Tranche A and Tranche B borrowing in the amount of approximately $11,966,000 and $1,826,000, respectively, and all liens securing such indebtedness shall be terminated. Additionally, the guaranty executed by Thompson in connection with the indebtedness secured by Moreno Marketplace shall be terminated.

The material terms of the agreements described herein relating to the revolving credit facility are qualified in their entirety by the agreements attached as Exhibits 10.1 through 10.15, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On December 21, 2010, the Company distributed a press release announcing that it had entered into the new revolving credit facility. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

On December 21, 2010, the Company distributed a business update letter to its stockholders. The full text of the letter is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

10.1	Revolving Credit Agreement, dated as of December 17, 2010, among TNP SRT Secured Holdings, LLC and the affiliated entitles named therein, KeyBank National Association and KeyBanc Capital Markets, Inc.

10.2	Revolving Credit Note, dated December 17, 2010, issued by TNP SRT Secured Holdings, LLC, TNP SRT Moreno Marketplace, LLC and TNP SRT San Jacinto, LLC in favor of KeyBank National Association

10.3	Guaranty Agreement, dated as of December 17, 2010, by and among TNP Strategic Retail Operating Partnership, LP, TNP Strategic Retail Trust, Inc., Thompson National Properties, LLC, AWT Family Limited Partnership and Anthony W. Thompson

10.4	Pledge and Security Agreement, dated as of December 17, 2010, by and between TNP SRT Secured Holdings, LLC and KeyBank National Association

10.5	Pledge and Security Agreement, dated as of December 17, 2010, by and between TNP Strategic Retail Trust, Inc. and KeyBank National Association

10.6	Pledge and Security Agreement, dated as of December 17, 2010, by and among TNP Strategic Retail Operating Partnership, LP, TNP SRT Northgate Plaza Tucson Holdings, LLC and KeyBank National Association

10.7	Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of December 17, 2010, by and among TNP SRT San Jacinto, LLC, First American Title Insurance Company and KeyBank National Association

10.8	Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of December 17, 2010, by and among TNP SRT Moreno Marketplace, LLC, First American Title Insurance Company and KeyBank National Association

10.9	Environmental and Hazardous Substances Indemnity Agreement, dated as of December 17, 2010, by TNP SRT Moreno Marketplace, LLC, TNP SRT Secured Holdings, LLC, TNP Strategic Retail Operating Partnership, LP, TNP SRT San Jacinto, LLC, TNP Strategic Retail Trust, Inc. and KeyBank National Association

10.10	Environmental and Hazardous Substances Indemnity Agreement, dated as of December 17, 2010, by TNP SRT San Jacinto, LLC, TNP SRT Secured Holdings, LLC, TNP Strategic Retail Operating Partnership, LP, TNP SRT Moreno Marketplace, LLC, TNP Strategic Retail Trust, Inc. and KeyBank National Association

10.11	Cash Collateral Pledge and Security Agreement, dated as of December 17, 2010, by and between TNP SRT Secured Holdings, LLC and KeyBank National Association

10.12	Subordination Agreement, dated as of December 17, 2010, by and among TNP Property Manager, LLC, TNP Strategic Retail Advisor, LLC, TNP SRT Secured Holdings, LLC, TNP SRT Moreno Marketplace, LLC and TNP SRT San Jacinto, LLC

10.13	Reimbursement Agreement, dated as of December 17, 2010, by and among TNP SRT Secured Holdings, LLC, TNP SRT San Jacinto, LLC, TNP SRT Moreno Marketplace, LLC and Anthony W. Thompson

10.14	Reimbursement and Fee Agreement, dated as of December 17, 2010, by and among TNP SRT Secured Holdings, LLC, TNP SRT San Jacinto, LLC, TNP SRT Moreno Marketplace, LLC and Thompson National Properties, LLC

10.15	Reimbursement and Fee Agreement, dated as of December 17, 2010, by and among TNP SRT Secured Holdings, LLC, TNP SRT San Jacinto, LLC, TNP SRT Moreno Marketplace, LLC and AWT Family Limited Partnership

99.1	Press Release dated December 21, 2010

99.2	TNP Strategic Retail Trust, Inc. letter to stockholders dated December 21, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNP STRATEGIC RETAIL TRUST, INC.

Date: December 21, 2010	By:	/s/ Christopher S. Cameron
Christopher S. Cameron
Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit	Description

10.1	Revolving Credit Agreement, dated as of December 17, 2010, among TNP SRT Secured Holdings, LLC and the affiliated entitles named therein, KeyBank National Association and KeyBanc Capital Markets, Inc.

10.2	Revolving Credit Note, dated December 17, 2010, issued by TNP SRT Secured Holdings, LLC, TNP SRT Moreno Marketplace, LLC and TNP SRT San Jacinto, LLC in favor of KeyBank National Association

10.3	Guaranty Agreement, dated as of December 17, 2010, by and among TNP Strategic Retail Operating Partnership, LP, TNP Strategic Retail Trust, Inc., Thompson National Properties, LLC, AWT Family Limited Partnership and Anthony W. Thompson

10.4	Pledge and Security Agreement, dated as of December 17, 2010, by and between TNP SRT Secured Holdings, LLC and KeyBank National Association

10.5	Pledge and Security Agreement, dated as of December 17, 2010, by and between TNP Strategic Retail Trust, Inc. and KeyBank National Association

10.6	Pledge and Security Agreement, dated as of December 17, 2010, by and among TNP Strategic Retail Operating Partnership, LP, TNP SRT Northgate Plaza Tucson Holdings, LLC and KeyBank National Association

10.7	Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of December 17, 2010, by and among TNP SRT San Jacinto, LLC, First American Title Insurance Company and KeyBank National Association

10.8	Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of December 17, 2010, by and among TNP SRT Moreno Marketplace, LLC, First American Title Insurance Company and KeyBank National Association

10.9	Environmental and Hazardous Substances Indemnity Agreement, dated as of December 17, 2010, by TNP SRT Moreno Marketplace, LLC, TNP SRT Secured Holdings, LLC, TNP Strategic Retail Operating Partnership, LP, TNP SRT San Jacinto, LLC, TNP Strategic Retail Trust, Inc. and KeyBank National Association

10.10	Environmental and Hazardous Substances Indemnity Agreement, dated as of December 17, 2010, by TNP SRT San Jacinto, LLC, TNP SRT Secured Holdings, LLC, TNP Strategic Retail Operating Partnership, LP, TNP SRT Moreno Marketplace, LLC, TNP Strategic Retail Trust, Inc. and KeyBank National Association

10.11	Cash Collateral Pledge and Security Agreement, dated as of December 17, 2010, by and between TNP SRT Secured Holdings, LLC and KeyBank National Association

10.12	Subordination Agreement, dated as of December 17, 2010, by and among TNP Property Manager, LLC, TNP Strategic Retail Advisor, LLC, TNP SRT Secured Holdings, LLC, TNP SRT Moreno Marketplace, LLC and TNP SRT San Jacinto, LLC

10.13	Reimbursement Agreement, dated as of December 17, 2010, by and among TNP SRT Secured Holdings, LLC, TNP SRT San Jacinto, LLC, TNP SRT Moreno Marketplace, LLC and Anthony W. Thompson

10.14	Reimbursement and Fee Agreement, dated as of December 17, 2010, by and among TNP SRT Secured Holdings, LLC, TNP SRT San Jacinto, LLC, TNP SRT Moreno Marketplace, LLC and Thompson National Properties, LLC

10.15	Reimbursement and Fee Agreement, dated as of December 17, 2010, by and among TNP SRT Secured Holdings, LLC, TNP SRT San Jacinto, LLC, TNP SRT Moreno Marketplace, LLC and AWT Family Limited Partnership

99.1	Press Release dated December 21, 2010

99.2	TNP Strategic Retail Trust, Inc. letter to stockholders dated December 21, 2010